Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

                This Second Amendment to Employment Agreement (this “Amendment”) is entered into and effective as of September 1, 2007 by and between OpBiz, L.L.C. (“Employer”), and Mark Helm (“Employee”).

                Whereas, the Employer and Employee are parties to an Employment Agreement dated November 2, 2004 (the “Agreement”);

                Whereas, Employer and Employee wish to make certain amendments to the Agreement as set forth below;

                Now, therefore, for good and valuable consideration, the Employer and Employee agree to amend the Agreement as follows:

The parties wish to amend Section 2 of the Agreement as follows:

Effective Date; Specified Term.  Subject to earlier termination as provided in the Agreement, the term of the Employee’s employment hereunder shall be extended commencing on November 2, 2007 and terminating on the third anniversary thereof (the “Specified Term”).  If Employee remains employed by Employer following the Specified Term, any such employment shall be on an at-will basis, unless the parties agree in writing to extend the Specified Term.

This Amendment shall act to amend the terms as conditions set forth in the Agreement as set forth herein and all other terms and conditions of the Agreement shall remain in full force and effect.  The Agreement, as so amended, shall supersede and replace any and all other prior discussions and negotiations as well as any and all agreements and arrangements that may have been entered into by and between Employee or any predecessor thereof, on the one hand, and Employee, on the other hand, prior to the date first written above relating to the subject matter hereof.  Employee acknowledges that all rights under such prior agreements and arrangements shall be extinguished.

                IN WITNESS WHEREOF, Employer and Employee have entered into this Amendment in Las Vegas, Nevada, as of the date first written above.

“EMPLOYEE”

MARK HELM

Signature

“EMPLOYER”

OpBiz, L.L.C.

By:

Its:
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